UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2019

Date of Report (Date of earliest event reported)

flooidCX Corp.
(Exact name of registrant as specified in its charter)

Nevada	0-55965	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1282A Cornwall Road Oakville, Ontario Canada	L6J 7W5
(Address of principal executive offices)	(Zip Code)

(855) 474-7384

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01  Changes in Registrant’s Certifying Accountant.

On April 15, 2019, flooidCX Corp. (the “Registrant” or the “Company”) was notified by SRCO Professional Corporation (“SRCO”) that the firm resigned as the Registrant’s independent registered public accounting firm. Other than as noted in the paragraph below, the report of SRCO on the Company’s  financial statements for the years ended February 28, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The report of SRCO on the Company’s financial statements as of and for the years ended February 28, 2018 and 2017 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company had recurring losses from operations and a net capital deficiency that raised doubt about its ability to continue as a going concern.

During the fiscal years ended February 28, 2018 and 2017 and through the interim period ended April 15, 2019, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with SRCO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to SRCO’s satisfaction, would have caused it to make reference thereto in its reports on the Company’s financial statements for such periods.

On April 17, 2019, the Registrant engaged Saturna Group Chartered Professional Accountants LLP (“Saturna”) in Vancouver, British Columbia as the registered independent public accountant for the fiscal year ended February 28, 2019.  The decision to appoint Saturna was approved by the registrant’s Board of Directors on April 17, 2019.

During the registrant’s two most recent fiscal years and the subsequent interim period up through the date of engagement of Saturna (April 17, 2019), neither the registrant nor anyone on its behalf consulted Saturna regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements.  Further, Saturna has not provided the registrant with written or oral advice that was an important factor that the registrant considered in reaching a decision as to any accounting, auditing or financial reporting issues.

Item 9.01  Financial Statements and Exhibits.

Regulation S-K Number	Document

16.1	Letter from SRCO Professional Corporation

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

flooidCX Corp.

April 18, 2019	By:	/s/: Richard Hue
Richard Hue, Chief Executive Officer

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EXHIBIT INDEX

Regulation S-K Number	Document

16.1	Letter from SRCO Professional Corporation

4